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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of Earliest Event Reported):  May 20, 1997


                            Commission file number 1-2500


                                 BALLY'S GRAND, INC.
                (Exact name of registrant as specified in its charter)

          DELAWARE                                    13-0980760
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                      Identification No.)

               3645 LAS VEGAS BOULEVARD SOUTH, LAS VEGAS, NEVADA 89109
     (Address of principal executive offices)                (Zip code)

                                    (702) 739-4111
                 (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

         On May 20, 1997, Bally's Grand, Inc. announced the retirement of Darrell A. Luery as president of Bally's Las Vegas, effective the end of the month. Luery, who has served as the casino-resort's president since 1994, said he is retiring after a 20-year career in the gaming industry, and will relocate to Denver in order to spend more time with his family.

         A copy of the press release from Hilton Hotels Corporation dated May 20, 1997 relating to Mr. Luery's retirement is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

    99.  Press release of Hilton Hotels Corporation dated May 20, 1997.








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                                      SIGNATURE
                                      ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BALLY'S GRAND, INC.
                                           (Registrant)





Date:  May 23, 1997                         /s/  DAVID ARRAJJ
                                       -------------------------------
                                       David Arrajj
                                       Vice President and General Counsel